UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2012

ENCORE WIRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20278	75-2274963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1329 Millwood Road McKinney, Texas		75069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 562-9473

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 21, 2012, Encore Wire Corporation, a Delaware corporation (the “Company”), issued an earnings release describing selected financial results of the Company for the fourth quarter of 2011 and the year ended December 31, 2011 (the “Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2012, Thomas L. Cunningham resigned as a director of the Company and as a member of each committee of the board of directors of the Company to which he was appointed.

Item 7.01 Regulation FD Disclosure.

On February 21, 2012, the Company issued the Earnings Release. A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	February 21, 2012 Earnings Release by Encore Wire Corporation regarding results for the fourth quarter of 2011 and the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION

Date: February 21, 2012	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President – Finance,
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Item	Exhibit

99.1	February 21, 2012 Earnings Release by Encore Wire Corporation regarding results for the fourth quarter of 2011 and the year ended December 31, 2011.